SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report) October 16, 2003

ROYAL BANCSHARES OF PENNSYLVANIA, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or Other Jurisdiction of Incorporation)

0-26366	23-2812193

(Commission File Number)	(IRS Employer Identification No.)

732 Montgomery Avenue, Narberth, Pennsylvania	19072

(Address of Principal Executive Offices)	(Zip Code)

(610) 668-4700

(Issuer’s telephone number, including area code)

N/A

(Former Name or Former Address, if Change Since Last Report)

Item 5. Other Events

            Royal Bancshares of Pennsylvania, Inc. announced the appointment of Robert R. Tabas to Chairman of the Board of Directors and the appointment of Linda Stempel Tabas to the Board of Directors.

SIGNATURES

ROYAL BANCSHARES OF PENNSLYVANIA, INC.

Dated: October 17, 2003	/s/	James J. McSwiggan

James J. McSwiggan
Executive Vice President

Dated: October 17, 2003	/s/	Jeffrey T. Hanuscin

Jeffrey T. Hanuscin
Chief Financial Officer